UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Jensyn Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 West Main Street, Suite 204, Freehold, New Jersey 07728

(Address of principal executive offices, including Zip Code)

(888) 536-7965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On March 12, 2019, Jensyn Acquisition Corp. (the “Company”) received a $248,000 loan from Riverside Merchant Partners LLC (“Riverside”) to fund expenses related to its proposed business combination with Peck Electric Co. (“Peck Electric”). The loan is represented by an original issue discount promissory note (the “Note”) in the principal amount of $265,000 which bears interest at the rate of six percent (6%) per annum and is due on the earlier of (i) the completion of the Company’s initial business combination, (ii) the termination of the Company’s Share Exchange Agreement with Peck Electric, (iii) the Company’s failure to file with the Securities and Exchange Commission a proxy statement with respect to the Peck Electric business combination by April 30, 2019, subject to extension if the audit of Peck Electric’s 2018 financial statements is not complete by March 31, 2018 or (iv) June 15, 2019, subject to extension if the Company can demonstrate that a business combination is reasonably likely to be consummated prior to July 2, 2019. The Note is secured by 115,000 shares of the Company’s common stock owned by certain shareholders of the Company and the Company may elect to satisfy its obligation to pay the principal amount and accrued interest under the Note in cash or by the delivery of these 115,000 shares. These shareholders transferred 25,000 shares of the Company’s common stock to Riverside as consideration for making the loan and these shareholders and each of the Company’s officers and directors have entered into a voting agreement (the “Voting Agreement”) pursuant to which they have agreed to vote in favor of the election of individuals designated by Riverside to constitute a majority of the Company’s Board of Directors if an event of default occurs under the Note. If such designees are elected to the Company’s Board of Directors, the Company will be prohibited from completing the business combination with Peck Electric.

The Note and Voting Agreement are filed as exhibits to this Report on Form 8-K and description of the Note and Voting Agreement set forth above is qualified in its entirety by reference to such exhibits.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.17 Secured Original Discount Promissory Note dated March 7, 2019 issued to Riverside Merchant Partners, LLC.

Exhibit 10.18 Voting Agreement dated March 7, 2019 among Riverside Merchant Partners, LLC and the shareholders that are a signatory thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2019

Jensyn Acquisition Corp.

	By:	/s/ Jeffrey J. Raymond
	Name:	Jeffrey J. Raymond
	Title:	President and Chief Executive Officer

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